EXHIBIT 99

                 PRO FORMA FINANCIAL INFORMATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
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     GENERAL
     On August 18, 1997, Fidelity Bankshares, Inc. ("Company") and its wholly-owned subsidiary, Fidelity Federal Savings Bank of Florida ("Bank") announced that it had reached a definitive agreement to acquire BankBoynton. The agreement to acquire BankBoynton is structured on a purchase accounting basis and provides that the company will acquire all the outstanding common stock of BankBoynton for $9.00 per share in cash, for a total purchase price of approximately $5.6 million.

     BASIS OF PRESENTATION OF UNAUDITED PRO FORMA STATEMENTS
     The basis of presentation is that of a purchase accounting acquisition using, for balance sheet purposes, the Company's and BankBoynton's June 30, 1997, balance sheets. It has been assumed, for purposes of presentation, that the cost basis of BankBoynton's assets and liabilities approximate their market value and, accordingly, the entire excess of the purchase price over BankBoynton's book value has been treated as goodwill.

     For purposes of income statement presentation, the income statements of the Company and BankBoynton, for the year ended December 31, 1996 and six months ended June 30, 1997 have been combined. There are three adjustments to the combined financial statements. The first adjustment reflects expected borrowing expenses to finance the acquisition of $364,000 and $182,000 for the year ended December 31, 1996 and six months ended June 30, 1997, respectively. The second adjustment presents estimated amortization of goodwill of $124,000 and $62,000 for the same periods. Income taxes reflect the addition of such expenses, assuming the goodwill will not be tax deductible.

     During the year ended December 31, 1996, the Company incurred a special assessment of $3.6 million in Federal deposit insurance premiums as its share of the SAIF recapitalization.
Similarly, BankBoynton incurred a one-time charge of $284,000.

     The combined financial statements do not reflect that the Company expects to close all of BankBoynton's offices and transfer their accounts to existing Fidelity offices nearby.

FIDELITY BANKSHARES, INC. AND BANKBOYNTON, A FEDERAL SAVINGS BANK
                     PROFORMA BALANCE SHEETS
                          JUNE 30, 1997
                           (Unaudited)


                                                                                                            Proforma
                                                               Fidelity                                   Consolidated
                                                            Bankshares, Inc.   BankBoynton   Adjustments   (Unaudited)
                                                                             (In Thousands)
ASSETS
CASH AND CASH EQUIVALENTS:
  Cash and amounts due from depository institutions           $  17,741        $   1,985      $            $   19,726
  Interest-bearing deposits                                      20,801                -                       20,801
                                                              ---------        ---------      ---------    ----------
    Total cash and cash equivalents                              38,542            1,985              -        40,527
ASSETS AVAILABLE FOR SALE (At Fair Value):
  Government and agency securities                               13,050                -                       13,050
  Mortgage-backed securities                                    172,153                -                      172,153
                                                              ---------        ---------      ---------    ----------
    Total assets available for sale                             185,203                -              -       172,153
SECURITIES HELD TO MATURITY                                           -            1,207                        1,207
LOANS RECEIVABLE, Net                                           735,699           53,281                      788,980
OFFICE PROPERTIES AND EQUIPMENT, Net                             19,016               35                       19,051
FEDERAL HOME LOAN BANK STOCK, At cost,
  which approximates market                                       6,659              524                        7,183
REAL ESTATE OWNED, Net                                              546               80                          626
ACCRUED INTEREST RECEIVABLE                                       5,491              339                        5,830
OTHER ASSETS                                                      8,133              180          1,859        10,172
                                                              ---------        ---------      ---------    ----------
    TOTAL ASSETS                                              $ 999,289        $  57,631      $   1,859    $1,058,779
                                                              ---------        ---------      ---------    ----------
                                                              ---------        ---------      ---------    ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
DEPOSITS                                                      $ 779,558        $  46,290                   $  825,848
REPURCHASE AGREEMENTS                                             2,736                -                        2,736
ADVANCES FROM FEDERAL HOME LOAN BANK                            111,304            6,300          5,600       123,204
ESOP LOAN                                                           942                -                          942
ADVANCES BY BORROWERS FOR TAXES AND INSURANCE                     9,139              811                        9,950
DRAFTS PAYABLE                                                    3,315              376                        3,691
OTHER LIABILITIES                                                 7,567              113                        7,680
DEFERRED INCOME TAXES                                             1,049                -                        1,049
                                                              ---------        ---------      ---------    ----------
    TOTAL LIABILITIES                                           915,610           53,890          5,600       975,100
                                                              ---------        ---------      ---------    ----------

STOCKHOLDERS' EQUITY
PREFERRED STOCK                                                       -                -                            -
COMMON STOCK                                                        677            2,345         (2,345)          677
ADDITIONAL PAID IN CAPITAL                                       37,717              976           (976)       37,717
RETAINED EARNINGS - substantially restricted                     45,641              420           (420)       45,641
COMMON STOCK PURCHASED BY EMPLOYEE
  STOCK OWNERSHIP PLAN                                           (1,151)               -                       (1,151)
NET UNREALIZED INCREASE IN FAIR VALUE OF
  ASSETS AVAILABLE FOR SALE (Net of applicable
  income taxes)                                                     795                -                          795
                                                              ---------        ---------      ---------    ----------
    TOTAL STOCKHOLDERS' EQUITY                                   83,679            3,741         (3,741)       83,679
                                                              ---------        ---------      ---------    ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 999,289        $  57,631      $   1,859    $1,058,779
                                                              ---------        ---------      ---------    ----------
                                                              ---------        ---------      ---------    ----------

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FIDELITY BANKSHARES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
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

                                                                                      Unaudited
                                                                               For the Six Months Ended
                                                                                    June 30, 1997

                                                               Fidelity                                     Proforma
                                                            Bankshares, Inc.   BankBoynton   Adjustments  Consolidated
                                                                             (In Thousands)

Interest income:
  Loans                                                       $  27,541        $   2,235                   $  29,776
  Investment securities                                             351               77                         428
  Other investments                                                 954               37                         991
  Mortgage-backed securities                                      4,868                -                       4,868
                                                              ---------        ---------      ---------    ---------
    Total interest income                                        33,714            2,349              -       36,063
                                                              ---------        ---------      ---------    ---------
Interest expense:
  Deposits                                                       15,892            1,135                      17,027
  Borrowings                                                      2,974              113            182        3,269
                                                              ---------        ---------      ---------    ---------
    Total interest expense                                       18,866            1,248            182       20,296
                                                              ---------        ---------      ---------    ---------

Net interest income                                              14,848            1,101           (182)      15,767

Provision for loan losses                                            72               50                         122
                                                              ---------        ---------      ---------    ---------

Net interest income after provision for loan losses              14,776            1,051           (182)      15,645
                                                              ---------        ---------      ---------    ---------
Other income:
  Servicing income and other fees                                 1,663              133                       1,796
  Gain on sale of securities                                         12                -                          12
  Miscellaneous                                                     230              (62)                        168
                                                              ---------        ---------      ---------    ---------
    Total other income                                            1,905               71              -        1,976
                                                              ---------        ---------      ---------    ---------
Operating expense:
  Employee compensation and benefits                              6,816              361                       7,177
  Occupancy and equipment                                         2,385              195                       2,580
  Loss (gain) on real estate owned                                   51              (35)                         16
  Marketing                                                         348                -                         348
  Federal deposit insurance premium                                 221               17                         238
  Other                                                           2,187              217             62        2,466
                                                              ---------        ---------      ---------    ---------
    Total operating expense                                      12,008              755             62       12,825
                                                              ---------        ---------      ---------    ---------

Income before taxes                                               4,673              367           (244)       4,796
                                                              ---------        ---------      ---------    ---------

Income taxes                                                      1,974               94            (73)       1,995
                                                              ---------        ---------      ---------    ---------

Net income                                                    $   2,699        $     273        $  (171)   $   2,801
                                                              ---------        ---------      ---------    ---------
                                                              ---------        ---------      ---------    ---------
Earnings per share:
  Primary                                                     $    0.40                                    $    0.41
                                                              ---------                                    ---------
                                                              ---------                                    ---------
  Full Diluted                                                $    0.40                                    $    0.41
                                                              ---------                                    ---------
                                                              ---------                                    ---------

Dividends declared per share of common stock                  $    0.40                                    $    0.40
                                                              ---------                                    ---------
                                                              ---------                                    ---------

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FIDELITY BANKSHARES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
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

                                                                                      Unaudited
                                                                               For the Six Months Ended
                                                                                  December 31, 1996

                                                               Fidelity                                     Proforma
                                                            Bankshares, Inc.   BankBoynton   Adjustments  Consolidated
                                                                             (In Thousands)

Interest income:
  Loans                                                       $  47,997        $   4,291                   $  52,288
  Investment securities                                             804               90                         894
  Other investments                                               1,490              103                       1,593
  Mortgage-backed securities                                      9,949                -                       9,949
                                                              ---------        ---------      ---------    ---------
    Total interest income                                        60,240            4,484              -       64,724
                                                              ---------        ---------      ---------    ---------
Interest expense:
  Deposits                                                       26,239            2,276                      28,515
  Borrowings                                                      5,892              111            364        6,367
                                                              ---------        ---------      ---------    ---------
    Total interest expense                                       32,131            2,387            364       34,882
                                                              ---------        ---------      ---------    ---------

Net interest income                                              28,109            2,097           (364)      29,842

Provision for loan losses                                           164              337                         501
                                                              ---------        ---------      ---------    ---------

Net interest income after provision for loan losses              27,945            1,760           (364)      29,341
                                                              ---------        ---------      ---------    ---------
Other income:
  Servicing income and other fees                                 3,201              300                       3,501
  Gain on sale of securities                                      1,215                9                       1,224
  Miscellaneous                                                     460               33                         493
                                                              ---------        ---------      ---------    ---------
    Total other income                                            4,876              342              -        5,218
                                                              ---------        ---------      ---------    ---------
Operating expense:
  Employee compensation and benefits                             12,776              779                      13,555
  Occupancy and equipment                                         4,648              451                       5,099
  Loss (gain) on real estate owned                                  (69)              18                         (51)
  Marketing                                                         604                3                         607
  Federal deposit insurance premium                               4,958              414                       5,372
  Other                                                           3,792              447            124        4,363
                                                              ---------        ---------      ---------    ---------
    Total operating expense                                      26,709            2,112            124       28,945
                                                              ---------        ---------      ---------    ---------

Income (loss) before taxes                                        6,112              (10)          (488)       5,614
                                                              ---------        ---------      ---------    ---------

Income taxes                                                      2,562               45           (146)       2,461
                                                              ---------        ---------      ---------    ---------

Net income (loss)                                             $   3,550        $     (55)       $  (342)   $   3,153
                                                              ---------        ---------      ---------    ---------
Earnings per share:
  Primary                                                     $    0.53                                    $    0.47
                                                              ---------                                    ---------
                                                              ---------                                    ---------
  Full Diluted                                                $    0.53                                    $    0.47
                                                              ---------                                    ---------
                                                              ---------                                    ---------

Dividends declared per share of common stock                  $    0.70                                    $    0.70
                                                              ---------                                    ---------
                                                              ---------                                    ---------
